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                                                                Exhibit (13)(b)

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints THOMAS C. CASTANO, and C.CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company of New Jersey with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), including but not limited to registration statements pertaining to the Pruco Life of New Jersey Strategic Partners Annuity One Variable Annuity (file no. 333-49230), Strategic Partners Select Variable Annuity (file no. 333-62238), Strategic Partners Advisor Annuity (file no. 333-62242), and Prudential Premier Series Variable Annuity (file no. 333-131035).

   Such appointment as attorney-in-fact also is granted with respect to the following Form S-3 registration statements of Pruco Life Insurance Company of New Jersey: 333-100713 (pertaining to the Strategic Partners Horizon Variable Annuity), 333-62246 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Select Variable Annuity Form N-4 registration statement (333-62238)), and 333-103473 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Annuity One Form N-4 registration statement (333-49230)), and the Strategic Partners FlexElite Form N-4 registration statement (333-99275).

   IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of September, 2006.

                                                  /s/ Scott D. Kaplan
                                                  ------------------------------
                                                  Scott D. Kaplan
                                                  President and Director

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                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints THOMAS C. CASTANO and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any per-effective amendments and post-effective amendments thereto), including but not limited to registration statements on Forms N-4, N-6, S-1, S-2 and S-3.

   IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of September, 2006.

                                                  /s/ Tucker I. Marr
                                                  ------------------------------
                                                  Tucker I. Marr
                                                  Chief Financial Officer